BERKELEY CAPITAL MANAGEMENT FUNDS



Berkeley Capital Management Money Market Fund



Statement of Assets and Liabilities



October 31, 1997





ASSETS



Cash                                                    $100,000



Unamortized organizational costs                          94,546



        Total Assets                                    $194,546





LIABILITIES



Accrued expenses                                        $ 94,546



        Total Liabilities                               $ 94,546





NET ASSETS                                              $100,000





Capital Shares, $0.01 par value; Unlimited

  number of shares authorized; 100,000 shares

  outstanding



Net asset value, offering and redemption price

  per share (net assets/shares outstanding)             $1.00





The accompanying notes to the financial statement

are an integral part of this statement.













BERKELEY CAPITAL MANAGEMENT FUNDS



BERKELEY CAPITAL MANAGEMENT MONEY MARKET FUND



Notes to the Financial Statement

October 31, 1997



1.      Organization



Berkeley Capital Management Money Market Fund (the "Fund") is a diversified investment portfolio of Berkeley Capital Management Funds (the "Trust"), an open-end, management investment company.
 The Trust was organized as a business trust under the laws of Delaware on October 28, 1996. The Trust has had no operations other than those relating to organizational matters and the sale of 100,000 shares of its common stock to its original shareholder, Berkeley International Securities Corporation (the "Principal Undrewriter"), for cash in the amount of $100,000.



2.      Significant Accounting Policies



Organization costs

Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares, are being deferred and amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations. These costs were advanced by Berkeley Capital Management (the "Adviser") and will be reimbursed by the Fund. The proceeds of any redemption of the initial shares by the original shareholder will be reduced by a pro-rata portion of any then unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.



Federal Income Taxes

The Fund intends to comply with the requirements necessary to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions of income and capital gains to their shareholders sufficient to relieve it from all or substantially all Federal income taxes.



3.      Investment Adviser



Berkeley Capital Management Funds has an agreement with the Adviser, with whom certain officers and Trustees of Berkeley Capital Management Funds are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Adviser will receive an annual fee of 0.25% of the Fund's average daily net assets. The Investment Management Agreement (the "Agreement") allows the Adviser to voluntarily waive its management fee under the Agreement and to reimburse all or a portion of the Fund's expenses. The Agreement permits the Adviser to seek reimbursement of any reductions made to its management fee and payments made to limit expenses which are the responsibility of the Fund within the three-year period following such reduction, subject to the Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations. At such time as it appears probable that the Adviser will seek such reimbursement, the amount of reimbursement that the Fund is able to effect will be accrued as an expense of the Fund for that current period.

REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholder and Board of Trustees of

  Berkeley Capital Management Funds



In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of the Berkeley Capital Management Money Market Fund (constituting Berkeley Capital Management Funds, hereafter referred to as the "Fund") at October 31, 1997, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement if free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.







Price Waterhouse LLP

Milwaukee, Wisconsin

December 23, 1997